UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 16, 2014

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On June 16, 2014, RealPage, Inc. (the “Company”), entered into a Fifth Amendment and Consent to Amended and Restated Credit Agreement (the “Fifth Amendment”) by and among the Company, Wells Fargo Capital Finance, LLC, as the arranger and administrative agent (“Agent”), and the lenders party thereto (the “Lenders”), that amends the terms of the Company’s existing Amended and Restated Credit Agreement, dated as of December 22, 2011 (as amended, restated, modified or supplemented from time to time) (the “Credit Facility”), by and among the Company, the Agent and the Lenders. Under the terms of the Fifth Amendment, Agent and Lenders consented to the acquisition of Kigo, Inc. ("Kigo"), and agreed that the acquisition of Kigo would be considered a “Permitted Acquisition” for all purposes under the Credit Facility and would be excluded from the calculation of the Aggregate Permitted Acquisition Limit (as defined in the Credit Facility). The Fifth Amendment increased to $2,500,000 the aggregate book value of Company equipment that could be in the hands of employees, consultants or customers in the ordinary course of business without violating the financial covenants of the Credit Facility, amended the definition of “Aggregate Permitted Acquisition Limit” set forth in Schedule 1.1 to the Credit Facility to reflect a limit of $150,000,000, plus an additional $100,000,000 if certain conditions are met, and the amended definition of “Permitted Acquisition” set forth in Schedule 1.1 to the Credit Facility to replace the reference to “Closing Date” with “May 30, 2014.”
The Agent, Lenders and their affiliates have engaged in, and may in the future engage in, banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.
The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, a copy of which is attached to this current report as Exhibit 10.1 and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
On June 16, 2014, the Company issued a press release announcing that it has acquired Kigo. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01.      Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to Amended and Restated Credit Agreement among the Company, Wells Fargo Capital Finance, LLC and the Lenders Party thereto dated as of June 16, 2014.
99.1 *	RealPage, Inc. Press Release dated as of June 16, 2014.

*	Furnished herewith.

The information furnished in this Current Report under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities of Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn Chief Executive Officer and President
Date: June 16, 2014

Exhibit Number	Description
10.1	Fifth Amendment and Consent to Amended and Restated Credit Agreement among the Registrant, Wells Fargo Capital Finance, LLC and the Lenders Party thereto dated as of June 16, 2014.
99.1*	RealPage, Inc. Press Release dated June 16, 2014.
*	Furnished herewith.

The information furnished in this Current Report under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities of Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.